[Mountain graphic omitted]
                                    THE GABELLI
                                    CONVERTIBLE
                                    SECURITIES
                                    FUND, INC.

FIRST QUARTER REPORT
MARCH 31, 2000

                             [Mountain graphic omitted]
                                    THE GABELLI
                                    CONVERTIBLE
                                    SECURITIES
                                    FUND, INC.


Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:
The Gabelli Convertible Securities Fund, Inc. is a closed-end, diversified management investment company whose primary objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities.



                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

TO OUR SHAREHOLDERS,

      In the first quarter of 2000, we continued to experience a "have and have not" stock market. Until the very end of the quarter, so called "new economy" stocks (primarily technology companies) flourished, while "old economy" stocks languished or retreated. Despite the late sell-off, the tech-heavy Nasdaq Composite and the small cap growth-oriented Russell 2000 recorded good gains. However, the S&P 500 closed the quarter only modestly higher, and the Dow Jones Industrial Average and Value Line Composite declined.


                        [PHOTO OF MARIO GABELLI OMITTED]
                           [Mountain graphic omitted]
                                  THE GABELLI
                                  CONVERTIBLE
                                  SECURITIES
                                  FUND, INC.



      Bonds--the other component impacting performance trends in the convertible securities market--bottomed in late January, advanced through late March, and then retreated in the last week of the quarter. In general, better bond prices provided a modest tailwind for convertible securities this quarter.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Convertible Securities Fund, Inc.'s ("Convertible Securities Fund") net asset value (NAV) per share increased 1.34% to $11.32, after adjusting for the $0.20 per share distribution paid on March 27, 2000. This compares to an increase of 9.61% for the Lipper Inc. Convertible Securities Fund Average over the same period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended March 31, 2000, the Fund increased 8.90% versus an increase of 40.20% for the Lipper Inc. Convertible Securities Fund Average over this period.

      The three- and five-year average annual returns of the Convertible Securities Fund were 10.25% and 10.08%, respectively. Since inception on July 3, 1989 through March 31, 2000, the Convertible Securities Fund achieved a 174.99% total return which represents an average annual return of 9.86%.

      The Fund's common shares on the New York Stock Exchange ended the quarter at $9.625, down 7.00% for the quarter, down 4.70% for the past twelve months and up 36.08% from its initial price of $11.25 on March 31, 1995 after adjusting for the reinvestment of dividends totaling $4.995 per share which were paid during this period.

      Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

      Over the past few months the Fund's shares have traded at an average discount of approximately 13% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our cash purchase program provides an easy way for registered shareholders to acquire additional shares at the current market price. Please find the details of our Voluntary Cash Purchase Plan at the end of this report.

INVESTMENT RESULTS (a)(c)
-------------------------------------------------------------------------------------
                                                Quarter
                               ------------------------------------------------------
                                1ST         2ND         3RD         4TH        YEAR
  2000:   Net Asset Value ... $11.32        --          --          --           --
          Total Return ......   1.3%        --          --          --           --
-------------------------------------------------------------------------------------
  1999:   Net Asset Value ... $11.45      $12.13      $11.67      $11.40       $11.40
          Total Return ......   1.8%        7.8%       (2.0)%       1.7%         9.4%
-------------------------------------------------------------------------------------
  1998:   Net Asset Value ... $11.87      $11.66      $10.96      $11.45       $11.45
          Total Return ......   5.3%        0.0%       (4.2)%       7.4%         8.3%
-------------------------------------------------------------------------------------
  1997:   Net Asset Value ... $11.13      $11.38      $11.81      $11.48       $11.48
          Total Return ......   1.7%        3.5%        5.0%        2.8%        13.5%
-------------------------------------------------------------------------------------
  1996:   Net Asset Value ... $11.28      $11.33      $11.23      $11.08       $11.08
          Total Return ......   3.6%        1.6%        0.3%        2.6%         8.4%
-------------------------------------------------------------------------------------
  1995:   Net Asset Value ... $11.14      $11.51      $11.64      $11.01       $11.01
          Total Return ......   5.1%        5.2%        3.0%        1.1%        15.0%
-------------------------------------------------------------------------------------
  1994:   Net Asset Value ... $11.54      $11.39      $11.60      $10.60       $10.60
          Total Return ......   0.2%       (1.3)%       1.8%       (0.9)%       (0.2)
-------------------------------------------------------------------------------------
  1993:   Net Asset Value ... $12.07      $12.36      $12.75      $11.52       $11.52
          Total Return ......   5.4%        2.4%        3.2%        1.5%        13.1%
-------------------------------------------------------------------------------------
  1992:   Net Asset Value ... $11.29      $11.52      $11.90      $11.45       $11.45
          Total Return ......   3.5%        2.0%        3.3%        3.6%        13.0%
-------------------------------------------------------------------------------------
  1991:   Net Asset Value ... $11.06      $11.27      $11.57      $10.91       $10.91
          Total Return ......   5.6%        1.9%        2.7%        1.8%        12.5%
-------------------------------------------------------------------------------------
  1990:   Net Asset Value ... $10.56      $10.68      $10.56      $10.47       $10.47
          Total Return ......   1.5%        2.1%       (1.1)%       3.8%         6.3%
-------------------------------------------------------------------------------------
  1989:   Net Asset Value ...    --          --       $10.54      $10.51       $10.51
          Total Return ......    --          --         5.4%(b)     0.8%         6.3%(b)
-------------------------------------------------------------------------------------



           AVERAGE ANNUAL RETURNS - MARCH 31, 2000 (A)
           -------------------------------------------

   1 Year .......................................    8.90%
   5 Year .......................................   10.08%
   Life of Fund (b) .............................    9.86%



(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From  commencement  of operations on July 3, 1989.

(c) The Fund converted to closed-end status on March 31, 1995.



       Dividend History - Common Stock
-------------------------------------------------
PAYMENT DATE    RATE PER SHARE REINVESTMENT PRICE
------------    -------------- ------------------
March 27, 2000       $0.200          $ 9.71
December 27, 1999    $0.430          $10.38
September 27, 1999   $0.200          $10.86
June 28, 1999        $0.200          $11.38
March 29, 1999       $0.200          $11.04
December 28, 1998    $0.320          $11.49
September 28, 1998   $0.200          $10.52
June 26, 1998        $0.200          $11.02
March 26, 1998       $0.200          $11.10
December 26, 1997    $0.600          $10.49
September 26, 1997   $0.120          $10.44
June 27, 1997        $0.120          $ 9.96
March 27, 1997       $0.120          $ 9.63
December 27, 1996    $0.375          $ 9.51
September 23, 1996   $0.120          $ 9.73
June  24, 1996       $0.120          $10.17
March 25, 1996       $0.120          $10.41
December 27, 1995    $0.750          $10.95
September 27, 1995   $0.200          $11.10
June 27, 1995        $0.200          $11.21
December 31, 1994    $0.900          $10.60
December 31, 1993    $1.425          $11.52
December 31, 1992    $0.876          $11.45
December 31, 1991    $0.865          $10.91
December 31, 1990    $0.490          $10.47
June 28, 1990        $0.100          $10.68
March 29, 1990       $0.100          $10.55
December 29, 1989    $0.115          $10.51
-------------------------------------------------

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 10 years at The Gabelli Convertible Securities Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                    [TRIANGLE GRAPHIC OMITTED; TEXT AS FOLLOWS:]
                                                      EPS
                                                      PMV
                                                      MANAGEMENT
                                                      CASH FLOW
                                                      RESEARCH


      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates.

      Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

CONVERTIBLE SECURITIES ARE "HYBRIDS"

      It is important to understand our stock selection discipline because price movement in the underlying equity will generally have the greatest impact on convertible securities pricing. The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments. Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

OUR INVESTMENT OBJECTIVES

      Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

CONVERTIBLE MARKET OVERVIEW

      As of March 31, 2000, the U.S. convertible market totaled 178 billion dollars. The first quarter saw a record amount of new issuance totaling 22.8 billion versus less than 5 billion in the first quarter of 1999. This was the first time in history that new issue activity in the convertible market surpassed that of the straight high yield market. This is understandable since over 80% of the issuers were health care related or technology companies often lacking a long-term performance record. These companies, who would have difficulty accessing the high yield market at reasonable levels, were attracted to the convertible market where they could raise funds cheaply in exchange for offering an equity option on their stock. However, despite the flurry of new deals, net new issuance was actually negative 7.3 billion dollars as several large issues were converted (i.e. EMC and Qualcomm).

      As for the secondary market, several characteristics are noteworthy. First, credit quality continues to deteriorate. Presently, only 35% of the market is rated investment grade versus over fifty percent five years ago. Second, 144A issues, initially available only to qualified institutional buyers, now make-up 15.6% of the market. Third, mandatory convertible securities, which lack the downside protection of traditional convertibles, constitute 18% of the market. We believe these characteristics favor an actively managed portfolio approach to investing in convertible securities.

      In performance terms, the large capitalization and growth sectors of the convertible market outperformed during the quarter. However in March there was a turning of the tide as value overshadowed growth gaining 7.28% versus a decline of 1.10%. In the long run, fundamentals do matter.

COMMENTARY

THE PERILS OF PAULINE

      In each episode of the old movie serial, The Perils of Pauline, the heroine faced certain doom until a hero suddenly appeared to save the day. Through most of the first quarter of 2000, equities were imperiled by rising short term interest rates and the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

      Of course, in the old movie shorts, as soon as Pauline escaped from one life threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short term rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bell weathers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers and investors counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong, and with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half, the Fed may take its foot off the monetary brakes and market interest rates could come down further. We are going to continue to see deals, particularly in out-of-favor industries where some great companies have become irresistible business bargains. This may finally prop up the value sector of the market. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled investors have rushed in to lift them to safety.

      Will robust corporate earnings growth compensate for higher short term interest rates? Will the bond rally fizzle, halting the stock market's momentum? Will technology stocks falter, dragging the market lower? Will a rally in the dormant value sector help buoy the market indices? Will investors remain so confident that every market dip is viewed as a buying opportunity or will investors panic if we see a more prolonged market slide? We do not think anyone has the answers to all of these questions. We believe convertible securities offer an attractive alternative to stocks in almost any environment, but particularly one in which uncertainty is likely to contribute to ongoing stock market volatility.

OLD ECONOMY, NEW ECONOMY

      The financial press and market observers are good at developing simplistic theories to explain market trends. Today, they have divided the market into "old economy" and "new economy" stocks. The former are thought to be worthless while the latter are perceived as almost priceless. A closer look at the situation reveals the flaws in this current logic.

      The so called "new economy" stocks are primarily technology companies developing new ways to distribute information, products, and services. Some are fine companies with exceptional growth prospects. However, the "new economy" superstars don't drill for oil, process chemicals, make household goods, or manufacture automobiles. They don't knit sweaters or make shoes. They don't build houses. They don't produce motion pictures or television programs. They are simply building systems making it possible for "old economy" companies to provide these essential products and services more efficiently and cost effectively. Will the best of the "new economy" companies make money and over the long term enrich investors? Yes. Will "old economy" companies that harness the power of new technologies prosper and also reward shareholders? Yes. Presently, you can pay sky high valuations for "new economy" companies or pick up high quality "old economy" stocks and convertible securities at deep discounts.

GOOD THINGS COME TO THOSE WHO WAIT

     The critical element to our success in the equities and convertible securities markets has been patience in both the selection process and in waiting for the values of portfolio positions to be recognized. We will continue to be patient and opportunistic in selecting converts for the Fund and will invest in short-term instruments (including time sensitive work-outs) when appropriate. We bought mostly short-term U.S. Treasury obligations in the past. However, the U.S. financial system has improved significantly and we now take advantage of other short-term alternatives. In this regard, the Convertible Securities Fund at times engages in risk arbitrage to generate returns. By risk arbitrage we mean investing in "event" driven situations; primarily, but not exclusively, in announced mergers, acquisitions, reorganizations and other "workout" opportunities. In order to avoid overall market risk in these opportunities, the Fund will concentrate on the lower risk transactions.

      We borrow a quote from Warren Buffett to explain our occasional use of risk arbitrage in the Fund: "Our subsidiaries sometimes engage in arbitrage as an alternative to holding short-term cash equivalents. We prefer, of course, to make major long-term commitments. But we often have more cash than good ideas. At such times arbitrage sometimes promises much greater returns than Treasury Bills and, equally important, cools any temptation we may have to relax our standards for long-term investments."

      In short, the high cash position in the Fund does not reflect any effort on our part to time the convertible securities market. It is rather a consequence of our value oriented discipline. At the same time, some of our convertible securities have been called by the issuer and we either received cash or stock. Our portfolio turnover rate reflects this activity, as well as our investments in "event" driven situations which were consummated during the year. We are always hard at work evaluating opportunities and identifying fundamental bargains to progress to a more fully invested posture. However, we will not stretch our fundamental parameters and introduce greater market risk to the portfolio.

8% DISTRIBUTION POLICY

      The Convertible Securities Fund continues to maintain its 8% Distribution Policy whereby the Fund pays out 8% of its average net assets each year. The method is to pay $0.20 per share in each of the first three quarters of the year and a distribution in the fourth quarter of a sufficient amount to pay 8% of the average net assets of the Fund or to satisfy the minimum distribution requirements of the Internal Revenue Code. The Fund recently distributed $0.20 per share on March 27, 2000 in line with this 8% annual distribution policy.

STOCK REPURCHASE PLAN

      The Gabelli Convertible Securities Fund is authorized to repurchase up to 250,000 shares of the Convertible Securities Fund's outstanding shares. Pursuant to this stock repurchase plan, the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 2000, 215,300 shares were repurchased in the open market since the inception of this stock repurchase plan.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.


BELL ATLANTIC CORP. (BEL) (SUB. DEB. CV., 4.25%, 09/15/05) following its merger with NYNEX and with its pending merger with GTE (GTE - $71.00 - NYSE),
becomes  a  premier  provider  of  advanced   voice   and  data   services  from

Maine to Virginia--the world's most information-intensive marketplace. Bell Atlantic is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL and VodafoneAirtouch plc (VOD - $55.5625 - NYSE) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless which will reach more than 90% of the U.S. population. Upon completion of the merger with GTE, expected by the end of the second quarter, BEL will be renamed Verizon Communications and will become the largest domestic wireless carrier with about 25 million subscribers. BEL is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CITIZENS UTILITIES CO. (CZN) (5.00% CV. PFD.) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave Inc. (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about 1 million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications Corp. (CYCL - $24.3125 - Nasdaq) for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

HILTON HOTELS CORP. (HLT) (SUB. DEB. CV., 5.00%, 05/15/06) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 260 hotels and resorts in cities throughout the United States, including 54 owned and/or managed hotels and 199 hotels under franchise agreements. Flagship properties include The Waldorf-Astoria, the Hilton Chicago & Towers, Hilton Hawaiian Village (98%-owned) and Palmer House Hilton. HLT formalized a marketing alliance with British company Hilton Group plc (HG - $4.6461 - London Stock Exchange) (owner of Hilton International) in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties have been spun-off into a new company, Park Place Entertainment (PPE - $11.5625 - NYSE).

MARK IV INDUSTRIES INC. (SUB. DEB. CV., 4.75%, 11/01/04) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that serve primarily industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial OEM (original equipment manufacturers) and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market.

SPRINT CORP. (FON) ($1.50 CV. PFD., SER. 1; $1.50 CV. PFD., SER. 2) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network that the company is developing, and by other new services. On October 5, 1999, MCI WorldCom (WCOM - $45.312 - Nasdaq) announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon receiving regulatory approval. Sprint PCS Group (PCS - $65.50 -
NYSE) is the leading all digital personal communications services ("PCS") carrier in the U.S. with over 6 million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI WorldCom's acquisition of Sprint Corp.

STANDARD MOTOR PRODUCTS INC. (SMP) (SUB. DEB. CV., 6.75%, 07/15/09), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions--engine management and temperature control--and believes it is the number one supplier to the North American aftermarket in each of these lines.

USA NETWORKS INC. (SUB. DEB. CV., 7.00%, 07/01/03), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

DIVIDENDS

      The Fund recently distributed a dividend of $0.20 per share to Common Shareholders on March 27, 2000 in line with the Fund's 8% annual distribution policy. For the twelve months ended March 31, 2000, the Fund distributed a total of $1.03 per share to Common Shareholders. Our Preferred Shareholders were paid a dividend of $0.50 per share on March 27, 2000. For the twelve months ended March 31, 2000, the Preferred Shareholders received a total distribution of $2.00 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Convertible Securities Fund, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGCVX."

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      We are quite pleased to have delivered solid returns with almost no exposure to the hot technology sector, which offers convertible securities investors little opportunity to participate. This further validates our thesis that research and securities selection are the twin keys to adding value to the investment process. As always, the short term future of the financial markets is uncertain and, in our opinion, unpredictable. We will continue to rely on research and judgment to achieve our shared objectives.


                            Sincerely,

                            /s/signature

                            MARIO J. GABELLI
                            President and
                            Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                 MARCH 31, 2000
                                 --------------
Mark IV Industries (Sub. Deb. Cv., 4.75%, 11/01/04)
Citizens Utilities (5.00% Cv. Pfd.)
Kaman Corp. (Sub. Deb. Cv., 6.00%, 03/15/12)
Hilton Hotels Corp. (Sub. Deb. Cv., 5.00%, 05/15/06)
Standard Motor Products (Sub. Deb. Cv., 6.75%, 07/15/09)

Sprint ($1.50 Cv. Pfd., Ser. 1; $1.50 Cv. Pfd., Ser. 2)
Atlantic Richfield Co. ($2.80 Cv. Pfd.)
Sequa Corp. ($5.00 Cv. Pfd.)
Sealed Air Corp. ($2.00 Cv. Pfd., Ser. A)
Cendant Corp. (1.30% Cv. Pfd., 7.50% Cv. Pfd.)
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)


  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  ---------                                       ------
               CONVERTIBLE CORPORATE BONDS -- 25.2%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
$    700,000   Exide Corp. Sub. Deb. Cv.
                 2.90%, 12/15/05 (b) ......... $    368,812
     350,000   Pep Boys - Manny, Moe & Jack
                 Sub. Deb. Cv.
                 Zero Cpn., 09/20/11 .........      182,875
   4,450,000   Standard Motor Products Inc.
                 Sub. Deb. Cv.
                 6.75%, 07/15/09 .............    3,198,437
                                               ------------
                                                  3,750,124
                                               ------------
               AVIATION: PARTS AND SERVICES -- 3.1%
   4,189,000   Kaman Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 .............    3,743,919
                                               ------------
               BUSINESS SERVICES -- 2.0%
     900,000   BBN Corp. Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) .........      870,750
   1,760,000   Trans-Lux Corp. Sub. Deb. Cv.
                 7.50%, 12/01/06 .............    1,463,000
                                               ------------
                                                  2,333,750
                                               ------------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
     400,000   QuadraMed Corp. Sub. Deb. Cv.
                 5.25%, 05/01/05 .............      171,000
                                               ------------
               CONSUMER PRODUCTS -- 0.6%
   1,500,000   Pillowtex Corp. Sub. Deb. Cv.
                 6.00%, 03/15/12 .............      420,000
     750,000   Standard Commercial Corp.
                 Sub. Deb. Cv.
                 7.25%, 03/31/07 .............      352,500
                                               ------------
                                                    772,500
                                               ------------
               CONSUMER SERVICES -- 0.4%
     500,000   Ogden Corp. Sub. Deb. Cv.
                 6.00%, 06/01/02 .............      425,000
                                               ------------
               ELECTRONIC EQUIPMENT -- 0.1%
               ASM Lithography Holding Cv.
      40,000     2.50%, 04/09/05 .............       76,748
      10,000     2.50%, 04/09/05 (b) .........       19,187
                                               ------------
                                                     95,935
                                               ------------
               ENERGY AND UTILITIES -- 1.0%
     100,000   Friede Goldman Halter Inc.
                 Sub. Deb. Cv.
                 4.50%, 09/15/04 .............       52,125
   1,100,000   Moran Energy Inc. Sub. Deb. Cv.
                 8.75%, 01/15/08 .............    1,039,500


  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  ---------                                       ------
 $   100,000   Texaco Capital Inc. Cv.
                 3.50%, 08/05/04 ............. $     95,500
                                               ------------
                                                  1,187,125
                                               ------------
               ENTERTAINMENT -- 0.7%
     800,000   USA Networks Inc. Sub. Deb. Cv.
                 7.00%, 07/01/03 .............      819,000
                                               ------------
               EQUIPMENT AND SUPPLIES -- 7.0%
   1,620,000   Kollmorgen Corp. Sub. Deb. Cv.
                 8.75%, 05/01/09 .............    1,587,600
   7,500,000   Mark IV Industries Inc. Sub. Deb. Cv.
                 4.75%, 11/01/04 .............    6,393,750
     350,000   Robbins & Myers Inc.
                 Sub. Deb. Cv.
                 6.50%, 09/01/03 .............      335,344
                                               ------------
                                                  8,316,694
                                               ------------
               FOOD AND BEVERAGE -- 0.1%
     110,000   Boston Chicken Inc.
                 Sub. Deb. Cv.
                 7.75%, 05/01/04+ ............          687
     150,000   Chiquita Brands International
                 Inc. Cv.
                 7.00%, 03/28/01 .............      129,000
                                               ------------
                                                    129,687
                                               ------------
               HEALTH CARE -- 0.1%
      10,000   Inhale Therapeutic Systems
                 Sub. Deb. Cv.
                 6.75%, 10/13/06 (b) .........       23,119
     150,000   Sabratek Corp.
                 Sub. Deb. Cv.
                 6.00%, 04/15/05+ ............       58,500
                                               ------------
                                                     81,619
                                               ------------
               HOTELS AND GAMING -- 2.7%
   4,250,000   Hilton Hotels Corp. Sub. Deb. Cv.
                 5.00%, 05/15/06 .............    3,219,375
                                               ------------
               METALS AND MINING -- 0.3%
     500,000   Coeur d'Alene Mines Corp.
                 Sub. Deb. Cv.
                 6.00%, 06/10/02 .............      317,500
                                               ------------
               PAPER AND FOREST PRODUCTS -- 1.0%
     200,000   Riverwood International Corp.
                 Sub. Deb. Cv.
                 6.75%, 09/15/03 .............      230,890
   1,200,000   Thermo Fibertek Inc. Cv.
                 4.50%, 07/15/04 (b) .........    1,021,500
                                               ------------
                                                  1,252,390
                                               ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  ---------                                       ------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               PUBLISHING -- 1.6%
  $  700,000   News America Holdings Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 03/31/02 ......... $  1,682,625
     200,000   Times Mirror Ltd. Sub. Deb. Cv.
                 Zero Cpn., 04/15/17 .........      110,500
      50,000   United News & Media plc
                 Sub. Deb. Cv.
                 6.125%, 12/03/03 (c) ........       99,547
                                               ------------
                                                  1,892,672
                                               ------------
               REAL ESTATE AND DEVELOPMENT -- 0.1%
     125,000   Rockefeller Center Properties Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 12/31/00 .........      102,812
                                               ------------
               RETAIL -- 0.1%
      60,000   Costco Companies Inc.
                 Sub. Deb. Cv.
                 Zero Cpn., 08/19/17 .........       71,700
     100,000   JumboSports Inc.
                 Sub. Deb. Cv.
                 4.25%, 11/01/00+ ............        5,500
                                               ------------
                                                     77,200
                                               ------------
               TECHNOLOGY -- 0.2%
     300,000   Thermo Electron Corp.
                 Sub. Deb. Cv.
                 4.25%, 01/01/03 (b) .........      279,375
                                               ------------
               TELECOMMUNICATIONS -- 0.6%
      80,000   Amnex Inc. Sub. Deb. Cv.
                 8.50%, 09/25/02 (b) .........        3,592
      90,000   Bell Atlantic Corp. Cv.
                 4.25%, 09/15/05 (b) .........      129,487
     500,000   Rogers Communications Inc.
                 Sub. Deb. Cv.
                 2.00%, 11/26/05 .............      510,600
      50,000   Telefonica Europe BV
                 Sub. Deb. Cv.
                 2.00%, 07/15/02 .............      128,500
                                               ------------
                                                    772,179
                                               ------------
               WIRELESS COMMUNICATIONS -- 0.3%
     500,000   U.S. Cellular Corp.
                 Sub. Deb. Cv.
                 Zero Cpn., 06/15/15 .........      341,875
                                               ------------
               TOTAL CONVERTIBLE
                 CORPORATE BONDS .............   30,081,731
                                               ------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               CONVERTIBLE PREFERRED STOCKS -- 19.1%
               AGRICULTURE -- 0.2%
       4,200   Monsanto Co.
                 6.50% Cv. Pfd. .............. $    192,150
                                               ------------
               AVIATION: PARTS AND SERVICES -- 1.3%
               Coltec Capital Trust
      25,000     5.25% Cv. Pfd. ..............      893,750
      17,000     5.25% Cv. Pfd. (b) ..........      607,750
                                               ------------
                                                  1,501,500
                                               ------------
               BUSINESS SERVICES -- 1.5%
               Cendant Corp.
       5,000     7.50% Cv. Pfd. ..............      143,437
      66,000     1.30% Cv. Pfd. ..............    1,617,000
                                               ------------
                                                  1,760,437
                                               ------------
               CABLE -- 0.1%
       1,000   MediaOne Group Inc.
                 4.50% Cv. Pfd. Ser. D+ ......       25,062
       1,300   UnitedGlobalCom Inc.
                 7.00% Cv. Pfd. (a) ..........      123,663
                                               ------------
                                                    148,725
                                               ------------
               DIVERSIFIED INDUSTRIAL -- 1.1%
       1,400   GATX Corp.
                 $2.50 Cv. Pfd. ..............      261,538
      40,000   WHX Corp.
                 6.50% Cv. Pfd. Ser. A .......    1,080,000
                                               ------------
                                                  1,341,538
                                               ------------
               ENERGY AND UTILITIES -- 2.2%
       6,000   Atlantic Richfield Co.
                 $2.80 Cv. Pfd. ..............    2,490,000
       1,000   Houston Industries Inc.
                 7.00% Cv. Pfd. ..............      159,000
                                               ------------
                                                  2,649,000
                                               ------------
               ENTERTAINMENT -- 0.4%
       4,500   Metromedia International Group Inc.
                 7.25% Cv. Pfd. ..............      144,000
       5,000   Seagram Co.
                 7.50% Cv. Pfd. ..............      277,500
                                               ------------
                                                    421,500
                                               ------------
               EQUIPMENT AND SUPPLIES -- 1.6%
      25,300   Sequa Corp.
                 $5.00 Cv. Pfd. ..............    1,872,200
                                               ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               CONVERTIBLE PREFERRED
                 STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS -- 1.5%
      34,500   Sealed Air Corp.
                 $2.00 Cv. Pfd. Ser. A ....... $  1,791,844
                                               ------------
               PUBLISHING -- 0.4%
      15,000   Reader's Digest Association Inc.
                 $1.9336 Cv. Pfd. ............      465,000
       5,000   Tribune Co.
                 6.25% Cv. Pfd. ..............       68,125
                                               ------------
                                                    533,125
                                               ------------
               RETAIL -- 0.2%
       2,000   Automatic Common Exchange
                 Security Trust II
                 6.50% Cv. Pfd. ..............       16,250
       3,000   CVS Corp.
                 6.00% Cv. Pfd. ..............      202,688
                                               ------------
                                                    218,938
                                               ------------
               SPECIALTY CHEMICALS -- 0.0%
       2,000   Merrill Lynch & Co. (IMC Global)
                 6.25% Cv. Pfd. ..............       34,000
                                               ------------
               TELECOMMUNICATIONS -- 7.6%
       2,000   BroadWing Inc.
                 6.75% Cv. Pfd. Ser. B .......      116,000
      80,000   Citizens Utilities Co.
                 5.00% Cv. Pfd. ..............    5,000,000
       8,000   Philippine Long Distance Telephone Co.
                 $3.50 Cv. Pfd. Ser. III .....      333,000
               Sprint Corp.
       3,000     $1.50 Cv. Pfd. Ser. 1 .......    1,762,500
       2,200     $1.50 Cv. Pfd. Ser. 2 .......    1,320,000
       1,500   TCI Pacific Communications Inc.
                 5.00% Cv. Pfd. ..............      523,695
                                               ------------
                                                  9,055,195
                                               ------------
               WIRELESS COMMUNICATIONS -- 1.0%
       6,500   Voicestream Wireless Corp.
                 7.00% Cv. Pfd. ..............    1,212,250
                                               ------------
               TOTAL CONVERTIBLE
                 PREFERRED STOCKS ............   22,732,402
                                               ------------

               COMMON STOCKS -- 25.8%
               AEROSPACE -- 1.0%
      20,000   Cordant Technologies Inc. .....    1,131,250
                                               ------------
               AVIATION: PARTS AND SERVICES -- 0.2%
      18,000   Kaman Corp., Cl. A ............      175,500
                                               ------------


                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               BROADCASTING -- 0.2%
      40,000   Granite Broadcasting Corp.+ ... $    285,000
                                               ------------
               BUSINESS SERVICES -- 4.5%
      11,300   Amway Asia Pacific Ltd. .......      199,869
     200,000   U.S. Foodservice+ .............    5,150,000
                                               ------------
                                                  5,349,869
                                               ------------
               CABLE -- 1.0%
      15,000   MediaOne Group Inc.+ ..........    1,215,029
                                               ------------
               ENERGY AND UTILITIES -- 7.4%
      20,000   AGL Resources Inc. ............      367,500
      20,000   CH Energy Group Inc. ..........      607,500
      10,000   Columbia Energy Group .........      592,500
       4,000   EnergyNorth Inc. ..............      233,500
      12,000   E'Town Corp. ..................      759,000
       5,000   Eastern Enterprises ...........      299,375
      50,000   LG&E Energy Corp. .............    1,143,750
      15,000   MCN Energy Group Inc. .........      375,000
      62,000   Southwest Gas Corp. ...........    1,181,875
      47,600   United Water Resources Inc. ...    1,654,100
      50,000   WICOR Inc. ....................    1,550,000
                                               ------------
                                                  8,764,100
                                               ------------
               EQUIPMENT AND SUPPLIES -- 0.2%
      50,000   Fedders Corp., Cl. A ..........      284,375
                                               ------------
               FINANCIAL SERVICES -- 5.6%
      25,000   Argonaut Group Inc. ...........      501,563
      20,000   Duff & Phelps Credit Rating Co.    1,993,750
     100,000   Travelers Property Casualty
                 Corp., Cl. A ................    4,125,000
                                               ------------
                                                  6,620,313
                                               ------------
               RETAIL -- 0.5%
      12,000   Delhaize America Inc., Cl. A ..      207,000
       6,000   Hannaford Bros. Co. ...........      442,500
                                               ------------
                                                    649,500
                                               ------------
               TELECOMMUNICATIONS -- 5.2%
      28,000   Esat Telecom Group plc, ADR+ ..    2,796,500
      82,283   SBC Communications Inc. .......    3,455,888
                                               ------------
                                                  6,252,388
                                               ------------
               TOTAL COMMON STOCKS ...........   30,727,324
                                               ------------

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

  PRINCIPAL                                       MARKET
   AMOUNT                                          VALUE
  --------                                        ------
               U.S. GOVERNMENT OBLIGATIONS -- 28.7%
 $34,315,000   U.S. Treasury Bills, 5.47% to 6.06%++,
                 due 04/18/00 to 06/15/00 .... $ 34,215,366
                                               ------------

  TOTAL INVESTMENTS -- 98.8%
    (Cost $112,189,602) ......................  117,756,823
                                               ------------

  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION
    VALUE OF CUMULATIVE
    PREFERRED STOCK -- (24.0)% ...............  (28,543,722)
                                               ------------

  NET ASSETS - COMMON STOCK -- 74.8%
    (7,877,645 common shares outstanding) ....   89,213,101
                                               ------------

  NET ASSETS - CUMULATIVE
    PREFERRED STOCK -- 25.2%
    (1,200,000 preferred shares outstanding) .   30,000,000
                                               ------------

  TOTAL NET ASSETS -- 100.0% ................. $119,213,101
                                               ============

  NET ASSET VALUE PER COMMON SHARE
    ($89,213,101 / 7,877,645 common shares
    outstanding) .............................       $11.32
                                                     ======


  --------------------
  For Federal tax purposes:
       Aggregate cost ........................ $112,189,602
                                               ============
       Gross unrealized appreciation ......... $ 11,355,531
       Gross unrealized depreciation .........   (5,788,310)
                                               ------------
       Net unrealized appreciation ........... $  5,567,221
                                               ============
  --------------------
  (a)   Security fair valued as determined by the Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the market value of Rule 144A securities amounted to $2,323,335 or 1.9% of total net assets.
  (c)   Principal amount denoted in British Pounds.
  +     Non-income producing security.
  ++    Represents annualized yield at date of purchase.
  ADR - American Depositary Receipt.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN
   It is the Policy of The Gabelli Convertible Securities Fund, Inc. ("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions. If your shares are held in the name of a broker, bank or nominee, you should contact such institution.

   If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Convertible Securities Fund's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Convertible Securities Fund's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Convertible Securities Fund valued at market price. If the Convertible Securities Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Convertible Securities Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Convertible Securities Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                      [This page intentionally left blank.]

                             DIRECTORS AND OFFICERS

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER
  GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti
  CHIEF EXECUTIVE OFFICER
  CERUTTI CONSULTANTS, INC.

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita, P.C.
  ATTORNEY-AT-LAW
  ANTHONY J. COLAVITA, P.C.

Dugald A. Fletcher
  PRESIDENT, FLETCHER & COMPANY, INC.

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
  MANAGING DIRECTOR
  BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN
  THE BETHLEHEM CORP.

OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Peter W. Latartara
  VICE PRESIDENT

A. Hartswell Woodson, III
  ASSOCIATE PORTFOLIO MANAGER

James E. McKee
  SECRETARY



INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1434

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

STOCK EXCHANGE LISTING
                         COMMON      8.00% PREFERRED
                        --------     ---------------
NYSE-Symbol:               GCV           GCV Pr
Shares Outstanding:     7,877,645       1,200,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at:
   HTTP://WWW.GABELLI.COM, or e-mail us at:
   CLOSEDEND@GABELLI.COM

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its Common Stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares. The Convertible Securities Fund may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM


FIRST QUARTER REPORT
MARCH 31, 2000


GBFCS 03/00